UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 13, 2025

AtriCure, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7555 Innovation Way, Mason OH 45040
(Address of Principal Executive Offices, and Zip Code)
(513) 755-4100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On January 13, 2025, AtriCure issued a press release announcing its preliminary financial results for the fourth quarter and full year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
The information in Item 2.02 of Form 8-K and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 of this Form 8-K and Exhibit 99.1 shall not be incorporated by reference in any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing or document.
Item 7.01.    Regulation FD Disclosure.
During the week of January 13, 2025 the Company is holding meetings with investors discussing, among other topics, an overview of the Company’s business and growth strategy. A copy of the investor presentation, which is available at www.atricure.com, is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.
Information in the presentation and the press release contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on the Company’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the presentation and in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.
The information in each of Item 2.02 and Item 7.01 of this Form 8-K and in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 and Item 7.01 of this Form 8-K and each of Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing or document.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

No.	Description
99.1	Press Release dated January 13, 2025.
99.2	Investor Presentation.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated:	January 13, 2025	By:	/s/ Angela L. Wirick
Angela L. Wirick
Chief Financial Officer